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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) - October 11, 1995



                             FOREST OIL CORPORATION
             (Exact name of registrant as specified in its charter)



       New York                      0-4597                   25-0484900
(State or other juris-             (Commission              (IRS Employer
diction of incorporation)          file number)           Identification No.)


       2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
             (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (303) 812-1400


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.4 Second Amendment dated as of July 27, 1995 to the Loan Agreement between Forest Oil Corporation and Joint Energy Development Investments Limited Partnership dated as of December 28, 1993.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOREST OIL CORPORATION
                                             (Registrant)



Dated:  December 27, 1995               By:  /s/  Joan C. Sonnen
                                        ---------------------------------------
                                             Joan C. Sonnen
                                             Controller and Principal Accounting
                                             Officer
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                                  EXHIBIT INDEX


99.4 Second Amendment dated as of July 27, 1995 to the Loan Agreement between Forest Oil Corporation and Joint Energy Development Investments Limited Partnership dated as of December 28, 1993. The Registrant has requested confidential treatment for certain information included in Attachment I to Exhibit J to this Exhibit
     99.4. The material for which confidential treatment has been requested has been filed separately with the Commission pursuant to an Application for confidential treatment.